Exhibit 99

RehabCare[SM]

delivering the post-acute continuum®

Investor Presentation

Fourth Quarter, 2006

Our Strategic Vision

RehabCare delivering the post-acute continuum

RehabCare aspires to be an integrated post acute rehabilitation services company delivering rehabilitation care within strategic markets in the most cost effective and appropriate care setting consistent with patients' clinical needs. We currently manage rehabilitation programs in host hospitals, health systems and skilled nursing facilities and we own inpatient rehabilitation facilities and long-term acute care hospitals.

Hospital Medical/Surgical
Acute Therapies
Acute Rehabilitation Units/ Facilities
Skilled Nursing Facilities
Outpatient Rehabilitation Programs
Care Management
Subacute/ Transitional Care Units
Long Term Acute Care Hospitals
Home Health Programs
HOME

1

Why We Believe In This Vision

RehabCare
delivering the post-acute continuum

- Transforms disparate sites of rehabilitation into an integrated delivery network enabling more:
  - Efficient deployment of therapists
  - Effective retention and recruitment of therapists
  - Focused allocation of corporate resources to strategic markets
- Aligns with Medicare's directional goals
  - Facilitates development of a common patient assessment tool to channel patients to different clinical venues based on needs
  - Positions the Company for episodic post acute single payment system
  - Leverages cost management and patient management across all major rehabilitation settings
- Diversifies operating portfolio across clinical settings, customers and markets
- Aligns with other healthcare services that are managed and delivered on a local market basis

2

* One minority owned
What We Do
•
Skilled Nursing Facility-Based Rehabilitation Programs
•
1,197 programs – 6.4 million patient visits annually
•
Hospital-Based Rehabilitation Programs– 172 Total Units
•
Acute Rehabilitation Units
•
115 programs –46,000 discharges annually
•
Subacute/Transitional Care Units
•
18 units –134,000 patient days annually
•
Outpatient Rehabilitation Programs
•
39 units –1.1 million visits annually
•
Freestanding Hospitals
•
6 Inpatient Rehabilitation Hospitals*
•
256 Beds –2500 discharges annually
•
3 Long-Term Acute Care Hospitals
•
186 Beds – 1400 discharges annually
•
Other Healthcare Services
•
Phase 2 – consulting services for acute care hospitals
•
Polaris Group - consulting services for long-term care facilities
•
VTA Management Services – therapist staffing for healthcare facilities and schools in
New York

RehabCare™
delivering the post-acute continuum

ALTA.
SASKATCHEWAN
MAN.
CANADA
ONTARIO
N.B.
N.S.
MAINE
Montréal
Ottawa
Toronto
Lake Huron
WASH.
MONTANA
N. DAK.
MINNESOTA
OREGON
IDAHO
SOUTH DAKOTA
WYOMING
NEW YORK
New York
Philadelphia
Washington, D.C.
MICHIGAN
WISCONSIN
IOWA
Chicago
NEBR.
NEVADA
UTAH
UNITED STATES
COLO.
KANSAS
W. VA.
VA.
KY.
Pacific Ocean
CALIFORNIA
Atlantic Ocean
TENN.
NORTH CAROLINA
Los Angeles
San Diego
ARIZONA
Phoenix
NEW MEXICO
ARKANSAS
ALABAMA
GA.
TEXAS
LOUISIANA
Houston
San Antonio
FLORIDA
Gulf of Mexico
MEXICO
Monterrey
Nassau

      Hospital-based
      Skilled-based
      Free Standing
      Other Healthcare Services
Where We Are
Nearly 1,400 locations servicing approximately 24,000 patient visits each day

RehabCare
delivering the post-acute continuum

HH & SNF PPS
IRF PPS
Expenditures ($Billions)
45
40
35
30
25
20
15
10
5
0
1993
1995
1997
1999
2001
2003
2005
$19
$29
$36
$25
$28
$34
$42
10
16
18
8
9
10
12
5
9
13
11
13
15
19
3
4
4
4
4
6
7
0
1
1
2
2
3
5
ALL
HHA
SNF
IP
LTAC

Medicare Reimbursement for
Post-Acute Services
Medicare reimbursement for post-acute services:
•
Totaled $42 billion in 2005, an increase of 68% since 1999
•
Projected $97 billion by 2014
•
Represents 13% of Medicare’s total spending
CMS contains costs by its PPS adjustments and regulations

Rehab Care
delivering the post-acute continuum

RHB Medicare SS
Moran Medicare
9500
8500
7500
6500
5500
95000
85000
75000
65000
55000
RHB Medicare SS
Moran Medicare
Q303
Q403
Q104
Q204
Q304
Q404
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406

Total RUG Assessments
Rehab RUG Assessments
RUG Assessments
1,500,000
1,350,000
1,200,000
1,050,000
900,000
1,213,503
1,356,000
1,135,000
934,581
Q303
Q104
Q204
Q304
Q404
Q105
Q205
Q305
Q405
Q106
Q206
Q3 06
Calendar Quarters

Our Revenues Follow Patient Care
Trends
In the time period studied by Moran Report, September 2006:
•
Moran facilities declined 18.4%
•
RehabCare facilities decreased
3.5%
•
Since Q3/03, RUG assessments
nationally increased 12%
•
Rehab RUG assessments in that period
increased 21%
•
During the same period, the number of
skilled facilities nationally remained
relatively stable
•
The number of rehabilitation assessments
outpaced the overall increase in total
assessments

Hospital-Based
Rehabilitation Programs
(HRS Division)
$43.8M
SNF-Based
Rehabilitation Programs
(Contract Therapy Division)
$103.4M
4Q/06
Total Revenue $182.2 million
Other Healthcare
Services
$11.3M
6%
24%
57%
Freestanding
Hospitals
(IRFs and LTACHs)
$23.7M
13%
Our Revenue Trends
Hospital-Based
Rehabilitation Programs
(HRS Division)
$46.7M
SNF-Based
Rehabilitation Programs
(Contract Therapy Division)
$46.7M
4Q/04
Total Revenue $95.1 million
49%
49%
 2%
Other Healthcare Services
$1.7M

Skilled Nursing Facility-Based
Rehabilitation
•
Largest Medicare post acute reimbursement setting
•
Growing care setting, in part due to 75% Rule
•
Lower operating margins require scale for better economies and improve profitability
•
Acquisition of Symphony
•
Adds critical mass for selective markets; entry into other
markets
•
Adds significant therapist resources and client
relationships
•
Provides $10-14 million projected annualized cost savings
and operating efficiencies over 18 months – Q4 2006 exit
run rate of $8.5 million cost savings annualized

Hospital-Based Rehabilitation
•
Provides 3-5 year contractual relationships with host hospitals and health systems with existing market share and flow of
patients
•
Remains highest margin business with cash flows to fund other businesses
•
Expect 3-5% historical growth to return after full implementation of 75% Rule

Freestanding Hospitals
•
Provides anchor operations in continuum markets
•
Continues strategy of working with host hospitals and health systems with existing market share and flow of patients
•
Establishes ownership position and reduces risk of contract
loss
•
Provides a vehicle for expansion of bed capacity
•
Enhances control over quality and competency in clinical and medical matters

Freestanding Hospitals
Joint Venture Strategy
Definitive Agreements – Previously Announced
•
Austin -
•
Phase 1 -  20-bed IRF – open mid-2007
•
Phase 2 - replace 20-bed IRF with 36-bed IRF and
40-bed LTACH – projected open 2009
•
North Kansas City – 35-bed LTACH – open early 2008
•
St. Louis - 35-bed IRF – open early 2009
Other Development Projects
•
Howard Regional – 26-bed LTACH – open late 2007
•
Peoria – 50-bed LTACH – subject to certificate of need
•
In addition to these 5, there are 6 joint venture projects in various stages of development

4Q/06 Versus 4Q/05

delivering the post-acute continuum

Revenues (in millions)

$200
$150
$100
$50
$0
Q4/06
Q4/05

$182.2 **$123.4**

Operating Earnings (in millions)

$10
$8
$6
$4
$2
$0
-$2
-$4
Q4/06
Q4/05

$4.7 **$3.5**

Contract Therapy HRS Freestanding Hospitals Other Healthcare Services

Unallocated Costs (1) (2)

Consolidated Earnings Per Share

$0.25
-$0.50
-$1.25
-$2.00
4Q/06
4Q/05

$0.12 (1) **$(1.89)** (2) (3) (4)

(1) Includes a pretax software development impairment charge in Q4 2006 of $2.4 million, or $0.09 per diluted share after tax

(2) Includes a pretax Starmed legal settlement charge in Q4 2005 of $1.2 million or $0.04 per diluted share after tax

(3) Includes a pretax intangible asset impairment charge in Q4 2005 of $4.2 million or $0.15 per diluted share after tax

(4) Includes after tax losses on investment in InteliStaf of $33.7 million or $2.00 per diluted share

12

2006 Sources and Uses Of Capital

Sources

- Cash flows from operations - $19.5 million
- $113.5 million outstanding debt under $175 million revolving credit facility at 12/31/06
- $7.1 million in subordinated debt related to acquisitions at 12/31/06

Uses

- Acquisitions of businesses - $136.0 million
- Capital expenditures $14.9 million
  - Primarily invested in information technology ($6.9 million) and Freestanding Hospitals ($7.8 million)
- Paid down $8.8 million in long-term debt in Q4

13

Current Key Initiatives
Improve margins in all businesses
•
Pricing
•
Productivity
Integration of Symphony and synergy realization
•
Roll out handheld technology and train new personnel
Grow freestanding hospital business
•
Joint ventures and acquisitions
Labor resource management
•
Attract and deploy therapists
•
Expand staffing coordination
•
Grow campus recruiting
•
Reduce contract labor
More fully develop continuum market strategy
•
Better manage scarce resources
•
Focus business development efforts
Client retention
•
Develop closer partnerships using technology and clinical resources
Impact of regulation
•
75% Rule, Part B Therapy Caps, Physician Fee Schedule, 25% Rule for LTACHs, Fiscal Intermediary activism

Medicare Reimbursement Initiatives
Impacting Rehabilitation Services
•
75% Rule
•
Limits the type and number of rehabilitation patients that can be cared for in an acute hospital setting
•
Part B Therapy Caps
•
Limits the amount of therapy services which can be provided to Part B patients in skilled nursing facilities
•
Physician Fee Schedule
•
Establishes reimbursement for Part B
services, including therapy.  Adjusted
annually by CMS and Congress
•
25% Rule for LTACHs
•
Restricts HIH LTACHs from accepting more than 25% of their admissions from host acute care hospital
•
Currently operating at 65% compliance in the 60%
compliance requirement
•
Goes to 65% and 75% beginning July 2007 and
2008, respectively
•
Proposed legislation calls for freezing threshold
at 60%
•
Exception process extended to Jan 1, 2008
Congressional action required for
changes/extension
•
Congress eliminated proposed 5% rate reduction
planned for Jan 1, 2007
•
Part B revenues represent about 35% of our
skilled nursing revenues
•
Proposed rule issued on January 25, 2007 by CMS
extends 25% admission restriction to all LTACHs
(including freestanding and grandfathered)
•
If adopted in its current form, it may have some
negative operating impact on our New Orleans
LTACH and an impairment charge

Expectations for the Future

- **Contract Therapy Division**
  - Return to 5-6% operating margins for 2008
- **HRS Division**
  - Modest growth in discharges and stable operating margins during 2007
- **Freestanding Hospitals Division**
  - EBITDA margins at mature facilities of 17–19%
  - One rehab hospital and one LTACH opened in 2007
- **Other Healthcare Services**
  - Continued growth in revenue and earnings in 2007

16

What Sets RehabCare Apart
•
25-year expertise in providing post-acute services
•
Unique continuum of care business model
•
Growth orientation with demonstrated ability to grow revenue organically and through acquisitions
•
Proven ability to adapt to market and regulatory changes

Safe Harbor
Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from forecasted results.  These risks and uncertainties may include but are not limited to, our ability to consummate acquisitions and other partnering relationships at reasonable valuations; our ability to integrate acquisitions and partnering relationships within the expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisitions and relationships at or above the levels projected; our ability to comply with the terms of our borrowing agreements; changes in governmental reimbursement rates and other regulations or policies affecting reimbursement for the services provided by us to clients and/or patients; the operational, administrative and financial effect of our compliance with other governmental regulations and applicable licensing and certification requirements; our ability to attract new client relationships or to retain and grow existing client relationships through expansion of our service offerings and the development of alternative product offerings; the future financial results of any unconsolidated affiliates; the adequacy and effectiveness of our operating and administrative systems; our ability to attract and the additional costs of attracting and retaining administrative, operational and professional employees; shortages of qualified therapists and other healthcare personnel; significant increases in health, workers compensation and professional and general liability costs; litigation risks of our past and future business, including our ability to predict the ultimate costs and liabilities or the disruption of our operations; competitive and regulatory effects on pricing and margins; our ability to effectively respond to fluctuations in our census levels and number of patient visits; the proper functioning of our information systems; natural disasters and other unexpected events which could severely damage or interrupt our systems and operations; and general and economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

Investor Presentation
Fourth Quarter, 2006